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                             THE BURNHAM FUND INC.
                       SUPPLEMENT DATED NOVEMBER 17, 1995
                       TO PROSPECTUS DATED APRIL 28, 1995

     On page 7 in the Section 'Risk Factors' after the first partial paragraph on the right side of the page, the following paragraph is added:

          The Fund may invest temporarily up to 5% of its assets in repurchase agreements as further discussed in the Statement of Additional Information.

     On page 16, the last paragraph of the section 'Management' is hereby revised as follows:

          Mr. Jon M. Burnham, President and Chief Executive Officer of the Fund, has the primary responsibility for the day-to-day management of the Fund's investment portfolio. Mr. I.W. Burnham is the Chairman of the Fund and the Honorary Chairman of the Adviser and Distributor. The Adviser and Distributor are owned and/or controlled by Messrs. I.W. Burnham and Jon M. Burnham.

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                             THE BURNHAM FUND INC.
                     SUPPLEMENT DATED NOVEMBER 17, 1995 TO
                      STATEMENT OF ADDITIONAL INFORMATION
                              DATED APRIL 28, 1995

     On page 4, the following paragraph is added to the section 'Investment Techniques' before the paragraph entitled 'Lending Portfolio Securities':

          Repurchase Agreements. The Fund may enter into 'repurchase agreements' with State Street Bank and Trust Company (the 'Custodian'). Repurchase agreements are agreements pursuant to which securities are acquired by a fund from a third party with the understanding that the securities will be repurchased by the seller at a fixed price on an agreed date. Repurchase agreements permit the Fund to keep all of its assets at work while retaining 'overnight' flexibility in pursuit of investments of a longer-term nature. The use of repurchase agreements involves certain risks. For example, in the event a seller of securities under a repurchase agreement defaults on its repurchase obligation, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the seller becomes the subject of bankruptcy proceedings, the Fund might be delayed or incur additional costs in selling the collateral. Finally, it is possible that the Fund may not be able to substitute its interest in the underlying securities. To minimize these risks, the Fund requires continual maintenance of collateral with the Custodian in an amount equal to, or in excess of, the market value of the securities which are the subject of a repurchase agreement plus any accrued interest.

     On pages 13-14, under the section 'Directors and Officers of the Fund' the following changes are made:

          I.W. Burnham, II*, Chairman and Director.

          Jon M. Burnham,* President, Chief Executive Officer and Director.

          Debra B. Hyman, Executive Vice President.

          Michael E. Barna, First Vice President, Chief Financial Officer, Treasurer and Secretary.